FIRST GOLDEN AMERICAN                                      FLEXIBLE PREMIUM
LIFE INSURANCE COMPANY OF NEW YORK            DEFERRED COMBINATION VARIABLE
                                              AND FIXED ANNUITY APPLICATION

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK IS A STOCK
  COMPANY DOMICILED IN NEW YORK, NEW YORK

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1.   OWNER(S)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth

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2.   ANNUITANT (IF OTHER THAN OWNER)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth  Relation
                                                            to Owner
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     CONTINGENT ANNUITANT (OPTIONAL)
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Name                               Address                  Relation
                                                            to Owner
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3.   PRIMARY BENEFICIARY(IES)      (IF MORE THAN ONE - INDICATE %)
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Name(s)                                                     Relation
                                                            to Owner
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   CONTINGENT BENEFICIARY(IES)     Name                     Relation
                                                            to Owner
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4.   PLAN
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     / / DVA PLUS
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5.   DEATH BENEFIT OPTIONS
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     / / Annual Ratchet           / / Standard
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6.   INITIAL PREMIUM AND ALLOCATION INFORMATION
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     (A)  INITIAL PREMIUM PAID $__________ MAKE CHECK PAYABLE TO FIRST
          GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
          Fill in percentages for premium allocation below (see INITIAL)
     (B)  CHARGE DEDUCTION DIVISION: Optional. Please check box to elect.
          / /


     ACCOUNT DIVISION                  INVESTMENT ADVISER                 (A) INITIAL

RESEARCH                           MASSACHUSETTS FINANCIAL SERVICES                 %
                                      COMPANY (MFS)
MID-CAP GROWTH                     MASSACHUSETTS FINANCIAL SERVICES                 %
                                      COMPANY (MFS)
TOTAL RETURN                       MASSACHUSETTS FINANCIAL SERVICES                 %
                                      COMPANY (MFS)
SMALL CAP                          FRED ALGER MANAGEMENT, INC.                      %
GROWTH & INCOME                    ALLIANCE CAPITAL MANAGEMENT L.P.                 %
GROWTH                             JANUS CAPITAL CORPORATION                        %
FULLY MANAGED                      T. ROWE PRICE ASSOCIATES INC.                    %
STRATEGIC EQUITY                   AIM CAPITAL MANAGEMENT, INC.                     %
EQUITY INCOME                      T. ROWE PRICE ASSOCIATES INC.                    %
RISING DIVIDENDS                   KAYNE, ANDERSON INV. MGMT., L.P.                 %
CAPITAL APPRECIATION               AIM CAPITAL MANAGEMENT, INC.                     %
VAlUE EQUITY                       EAGLE ASSET MANAGEMENT, INC.                     %
MANAGED GLOBAL                     PUTNAM INVESTMENT MANAGEMENT, INC.               %
EMERGING MARKETS                   PUTNAM INVESTMENT MANAGEMENT, INC.               %
HARD ASSETS                        BARING INTERNATIONAL INVESTMENT LIMITED          %
REAL ESTATE                        EII REALTY SECURITIES, INC.                      %
LIMITED MATURITY BOND              ING INVESTMENT MANAGEMENT, LLC                   %
LIQUID ASSET                       ING INVESTMENT MANAGEMENT, LLC                   %
GLOBAL FIXED INCOME                BARING INTERNATIONAL INVESTMENT LIMITED          %
DEVELOPING WORLD                   BARING INTERNATIONAL INVESTMENT LIMITED          %

FIXED ALLOCATION ELECTION           1-YEAR                                          %
FIXED ALLOCATION ELECTION           3-YEAR                                          %
FIXED ALLOCATION ELECTION           5-YEAR                                          %
FIXED ALLOCATION ELECTION           7-YEAR                                          %
FIXED ALLOCATION ELECTION          10-YEAR                                          %

                                        TOTAL                                    100%

First Golden American Life Insurance Company of New York, Variable Products Service Center, P.O. Box 11520, Church Street Station, New York, NY 10286-1520

                             1-800-963-9539
FG-AA-1000-12/95

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7.   OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS
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     If you want to receive Systematic Partial Withdrawals, your request must be received in writing. For the appropriate form, please call our Customer Service Center: 1-800-366-0066.
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8.   TAX-QUALIFIED PLANS  If you are funding a qualified plan, please specify type.
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     / / IRA     / / IRA Rollover     / / SEP/IRA
     / / Other  ________________________
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9.   REPLACEMENT
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     Will the coverage applied for replace any existing annuity or life insurance policies on the annuitant's life?

     / / Yes (If yes, please complete following)      / / No
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Company Name                             Policy Number       Face Amount
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10.  READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:

     - BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I UNDERSTAND THAT THIS CONTRACT'S CASH SURRENDER VALUE, 1) WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE ON ANY DAY AND THAT NO MINIMUM VALUE IS GUARANTEED, AND 2) WHEN, BASED ON THE FIXED ACCOUNT, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE THE VALUES TO INCREASE OR DECREASE. THIS CONTRACT IS IN ACCORD WITH MY ANTICIPATED FINANCIAL NEEDS.

     - I AGREE THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING WHETHER TO ISSUE THE CONTRACT. MY ANSWERS WILL FORM A PART OF ANY CONTRACT TO BE ISSUED, AND ONLY THE OWNER AND FIRST GOLDEN AMERICAN HAVE THE AUTHORITY TO MODIFY THIS APPLICATION.

     - CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO, THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.


______________________________________      _____________________________
Signature of Owner                          Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Joint Owner (if applicable)    Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Annuitant (if other than       Signed at (City, State)  Date
                         owner)

Client Account No. (if applicable)_____________________
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FOR AGENT USE ONLY
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DO YOU HAVE REASON TO BELIEVE THAT THE COVERAGE APPLIED FOR WILL REPLACE
ANY EXISTING ANNUITY OR LIFE INSURANCE ON THE ANNUITANT'S LIFE?
       / / YES       / / NO



__________________________   ________________________   ___________________
Agent Signature              Print Agent Name & No.     Social Security No.

__________________________________
Broker/Dealer/Branch
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Amendment to Application
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First Golden American Life Insurance Company of New York, Variable Products
Service Center, P.O. Box 11520, Church Street Station, New York, NY 10286-1520

                             1-800-963-9539

FG-AA-1000-12/95